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                                                                   Exhibit 10.7

THE INDEBTEDNESS EVIDENCED BY THIS PROMISSORY NOTE AND THE SECURITY THEREFOR ARE SUBORDINATE TO THE INDEBTEDNESS AND SECURITY THEREFOR OF THE MAKER (OR ANY SUCCESSOR THERETO) TO BANK ONE, CLEVELAND, NA AND NBD BANK TO THE EXTENT AND PURSUANT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED NOVEMBER 25, 1996 (OR ANY SUCCESSOR AGREEMENT WHICH REPLACES AND REFERENCES SUCH AGREEMENT).



                                    TERM NOTE
                                    ---------



$3,000,000.00                                                  November 26, 1996



         FOR VALUE RECEIVED, the undersigned, INTERNATIONAL TOTAL SERVICES, INC. ("Maker"), hereby jointly and severally promises to pay to the order of Seidler Capital Partners L.P., a Delaware limited partnership (together with its successors and assigns, herein called the "Lender"), at its offices at 3030 Plaza VII, 45 South Seventh Street, Minneapolis, Minnesota 55402 (or at such other place as the holder may from time to time designate) the principal sum of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) (the "ORIGINAL PRINCIPAL Balance") together with interest, as provided herein.

         This Note is the Note referred to in the Note Purchase Agreement dated the date hereof by and between the undersigned and Lender (the "PURCHASE AGREEMENT"). Capitalized terms used in this Note and not otherwise defined shall have the meaning ascribed thereto in the Purchase Agreement. This Note is entitled to the benefits of the Purchase Agreement. Payment of this Note is secured pursuant to the terms of the Security Documents. This Note may not be prepaid, in whole or in part, except in accordance with the terms and conditions set forth in the Purchase Agreement.

         The outstanding principal balance of this Note shall be due and payable in immediately available funds as provided in SECTION 3.1(a) of the Purchase Agreement. Interest on the principal amount of this Note from time to time outstanding shall be due and payable in immediately available funds as provided in SECTION 3.1(b) of the Purchase Agreement, at the annual rate of interest set forth in SECTION 2.1 of the Purchase Agreement (computed on the basis of the actual number of days elapsed over a 360-day year). In no event, however, shall interest exceed the maximum rate permitted by law.

         As provided in SECTION 9.2 of the Purchase Agreement, (a) upon the occurrence of an Event of Default under SECTION 9.1(f) of the Purchase Agreement, this Note, and all amounts payable hereunder in accordance with the terms of the Purchase Agreement and all other Obligations, shall immediately become due and payable, without notice of any kind, and (b) upon the declaration of Lender following the occurrence of any other Event of Default under the Purchase Agreement, this Note, and all amounts payable hereunder in accordance with the terms of the Purchase Agreement and all other Obligations, shall be immediately due and payable.

         THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MINNESOTA WITHOUT GIVING EFFECT TO THE CHOICE-OF-LAW RULES THEREOF OR ANY OTHER PRINCIPLES THAT COULD REQUIRE THE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION. THE UNDERSIGNED CONSENTS TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF MINNESOTA IN CONNECTION WITH ANY CONTROVERSY RELATED TO THIS AGREEMENT, WAIVES ANY ARGUMENT THAT VENUE IN ANY SUCH FORUM IS NOT CONVENIENT, AND AGREES THAT ANY LITIGATION INITIATED BY ANY OF THEM IN CONNECTION WITH THIS AGREEMENT SHALL BE


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VENUED IN EITHER THE DISTRICT COURT OF HENNEPIN COUNTY OR RAMSEY COUNTY,
MINNESOTA, OR THE UNITED STATES DISTRICT COURT, DISTRICT OF MINNESOTA.

         The undersigned expressly waives any presentment, demand, protest, notice of default, notice of intention to accelerate, notice of acceleration or notice of any other kind except as expressly provided in the Purchase Agreement.

         TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE UNDERSIGNED EACH HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY ARISING OUT OF OR RELATING TO THIS NOTE, THE PURCHASE AGREEMENT OR ANY OTHER AGREEMENT ENTERED INTO IN CONNECTION THEREWITH OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF LENDER IN THE NEGOTIATIONS, ADMINISTRATION OR ENFORCEMENT THEREOF.


                                           INTERNATIONAL TOTAL SERVICES,
                                           INC,



                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------






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